Putnam
Dividend
Income
Fund

SEMIANNUAL REPORT
December 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]





Fund highlights

* "The current turmoil in Asia remains an ongoing concern in early 1998. While we remain alert to potential risks, we also recognize that a moderately slower U.S. economy, which some scenarios anticipate, could help to keep domestic interest rates low and provide support for the U.S. preferred market."

                                     -- Jeanne L. Mockard, manager
                                        Putnam Dividend Income Fund

      CONTENTS
 4    Report from Putnam Management
 9    Fund performance summary
12    Portfolio holdings
15    Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Although they are technically equities, preferred stocks act more like bonds. This anomaly worked to the advantage of Putnam Dividend Income Fund during the six months ended December 31, 1997. As the stock market continued to experience volatility that was sharply heightened in October in the wake of a global securities market disruption, the U.S. fixed-income market enjoyed relative calm. In fact, it fairly boomed following the collapse of a number of Asian currencies as investors dashed to the relative safety of U.S. bonds.

What Congress chose not to do also worked to your fund's benefit during fiscal 1997. Legislators rejected proposals that would have curtailed two existing tax breaks that heavily influence the preferred stocks in which your fund invests. In the following report, Fund Manager Jeanne Mockard explains how the global market disruption and the congressional decisions related to your fund's performance during the fiscal year's first half. Then she offers insights into prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 18, 1998



Report from the Fund Manager
Jeanne L. Mockard


Putnam Dividend Income Fund had luck on its side during the first half of fiscal 1998. Federal budget proposals that could have negatively affected securities held by the fund failed to pass, and an economic crisis in Asia turned out to hold short-term benefits for U.S. preferreds. The fund provided a total return of 7.16% at net asset value for the six months ended December 31, 1997 (1.80% at market price) against a backdrop of rising bond prices and the prospect of weaker U.S. fundamentals. Complete performance information is provided on pages 9 and 10.

* RISING MARKET FAVORS FIXED-RATE PREFERREDS

After climbing in the spring on fears of inflation, U.S. interest rates dropped steadily in the fall and winter of 1997. Economic growth was healthy throughout the year, but all signs of inflation disappeared as spring rounded into summer. In the fall, turmoil in the emerging markets prompted increasing demand for U.S. bonds and preferred stocks as investors looked for a safe haven from equity market volatility.
The resulting decline in U.S. bond yields prompted many issuers of preferred stock -- specifically, issuers of perpetual and sinking-fund preferreds -- to recall existing issues.

A number of your fund's holdings faced calls by their issuers during this period, prompting us to sell them and thereby reducing the total number of issues in the portfolio. To maintain the fund's call protection, we replaced those positions with perpetual preferreds. Perpetuals carry a fixed rate of interest and no maturity date -- characteristics that increase their value during periods of declining interest rates. (Sinking-fund preferreds, or "sinkers," also have fixed rates, but at a certain age they are retired on a predetermined schedule.) The fund's sizable position in perpetual preferreds contributed to its favorable total return for the period.

One perpetual preferred stock we added to the portfolio during this period was a du Pont issue. After several years of solid financial performance, this multinational chemical company recently restructured in an effort to solidify its core businesses. The availability of the stock -- which had been issued some time ago -- was an unexpected opportunity. While this portfolio holding was viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and will vary in the future.

* BUDGET PROPOSALS FAIL TO PASS

President Clinton's budget proposals to change certain types of preferred stocks failed to become law this year. As we reported earlier, the President had reintroduced proposals that would eliminate the tax deductibility of interest on some securities. Most relevant for the fund was a proposal to reduce the dividends-received deduction for corporations from 70% to 50%. The prospect of this legislation becoming law caused a slowdown in the overall issuance of preferred stocks during the period. As issuance slowed, demand for existing preferreds increased. Your fund's portfolio of relatively high-coupon securities benefited as a result.

[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

Perpetual preferreds              61.8%         67.2%

Adjustable-rate preferreds        18.8%         20.2%

Sinking-fund preferreds            4.7%          7.4%

Common stocks                      3.4%          0.0%

Convertible preferreds             1.7%          2.8%

Cash and short-term securities     8.8%          3.6%

Footnote reads:
*Based on net assets as of 6/30/97 and 12/31/97. Holdings will vary over time.


Meanwhile, legislation that passed more than a year ago continued to have a positive impact on the fund. In 1996, the legislation that created trust-preferred stocks also stated that the dividends paid by issuers of these securities were tax deductible. As a result, it can be less costly for a company to issue trust-preferred stocks than other types of preferred stocks. Among the 1997 budget proposals that did not pass was one designed to eliminate the deductibility of these dividends, and so their favored status has not been affected.

Your fund does not invest in trust-preferred stocks because these securities do not qualify for the dividends-received deduction -- an important benefit for many of the fund's shareholders. However, the mere existence of these new securities has served as a catalyst within the preferred market and in turn has influenced the portfolio. As more corporations issue trust-preferred stock, the types of securities in which your fund invests have become relatively scarce. Given the heightened demand for preferreds this year, this scarcity has translated into higher prices for the fund's holdings. In this environment, we sought to hold securities in the portfolio for as long as possible to take full advantage of this appreciation.

As we reported in your fund's annual report for fiscal 1997, after receiving the approval of the fund's Trustees, we eliminated the use of leverage. The repurchase of the fund's preferred shares was completed on July 21, 1997.

* ASIAN CRISIS IMPACT ON U.S. MARKETS STILL UNDETERMINED

The biggest economic event of the second half of 1997 was the reversal of fortune in Asia. Beginning this summer, the currencies of several Southeast Asian countries crumbled under competitive pressures from China and Japan. Weak current account balances were revealed, and a number of fiscal policy missteps sent investors fleeing for the exits.

The question is, how will the Asian crisis affect U.S. markets? We believe the domestic preferred market will benefit, given the tendency of preferred stocks to behave like bonds. Economic growth in Asia will certainly slow, leading to fewer imports of U.S. manufactured goods. The slackened demand for imports will be compounded by the new exchange rates with the U.S. dollar (and therefore U.S. manufactured goods) now vastly more expensive relative to Asian currencies. Already the index of purchasing managers has registered two consecutive months of slowing growth in factory exports, while imports of parts have accelerated at a record pace.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

McDermott, Inc. Series B, $2.60 sinking-fund cumulative preferred
Oil services

El Paso Tennessee Pipeline Co. Series A, $4.125 cumulative preferred
Oil and gas

Duke Power Co. Series W, $7.00 cumulative preferred
Electric utilities

Ford Motor Co. Series B, $2.063 deposit-shares cumulative preferred
Automobiles

Merrill Lynch & Co., Inc. Series A, $2.25 deposit-shares cumulative preferred
Finance

Chase Manhattan Corp. Series L, $5.082
cumulative adjustable-rate preferred
Banks

Baltimore Gas & Electric Co., $6.99 cumulative preferred
Combined utilities

Lehman Brothers Holding, Inc., $1.955 convertible preferred
Finance

General Motors Corp., Series G, $2.28 cumulative preferred
Automobiles

Fleet Financial Group, Inc. Series E, $2.338 deposit-shares cumulative preferred
Banks

Footnote reads:
These holdings represent 37.4% of the fund's net assets as of 12/31/97. Portfolio holdings will vary over time.

While the long-term effects of the Asian crisis are yet to be determined, any slowing in the U.S. economy should be favorable for bond prices. The preferred market should benefit in turn as declining rates prompt corporations to continue to call in existing issues and as demand for preferreds outpaces supply.

We do not expect preferred stocks to suffer as the result of any impact on their underlying businesses, since most are purely domestic. Utility preferreds are a good example. Bank preferreds issued by banks that conduct business in Asia should benefit from their issuers' cooperation with weakened Asian banks, which will undoubtedly need external sources of financing in the months to come.

In 1998, we will continue to look for opportunities to increase the fund's call protection. While we do not expect interest rates to fall indefinitely, maintaining call-protected positions gives us more maneuverability to adjust the portfolio as conditions warrant. We believe the current environment, combined with the income potential of your fund's holdings, will prove beneficial in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income eligible for the dividends-received deduction, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 12/31/97

                                       Merrill Lynch
                                         Perpetual
                              Market     Preferred      Consumer
                     NAV      price       Index       Price Index
---------------------------------------------------------------------
6 months            7.16%     1.80%        5.66%         0.62%
---------------------------------------------------------------------
1 year             14.00     15.41         9.99          1.70
---------------------------------------------------------------------
5 years            60.91     34.42        47.30         13.67
Annual average      9.98      6.09         8.05          2.60
---------------------------------------------------------------------
Life (9/28/89)    136.20     90.18       122.22         29.04
Annual average     10.97      8.09        10.16          3.14
---------------------------------------------------------------------
Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/97
---------------------------------------------------------------------
Distributions (common shares)
---------------------------------------------------------------------
Number                                      6
---------------------------------------------------------------------
Income                                   $0.374
---------------------------------------------------------------------
Capital gains                                --
---------------------------------------------------------------------
  Total                                  $0.374
---------------------------------------------------------------------
Preferred shares Series A (600 shares)
---------------------------------------------------------------------
Income                                  $560.26
---------------------------------------------------------------------
Capital gains                                --
---------------------------------------------------------------------
  Total                                 $560.26
---------------------------------------------------------------------
Share value (common shares):      NAV           Market price
---------------------------------------------------------------------
6/30/97                        $11.23              $10.500
---------------------------------------------------------------------
12/31/97                        11.61               10.313
---------------------------------------------------------------------
Current return (common shares):   NAV           Market price
---------------------------------------------------------------------
End of period
---------------------------------------------------------------------
Current dividend rate1           5.79%               6.52%
---------------------------------------------------------------------
Taxable equivalent2              7.97                8.98
---------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

2Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction for investors, investment income may also be subject to the federal alternative minimum tax.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
December 31, 1997 (Unaudited)


PREFERRED STOCKS (94.8%) *
NUMBER OF SHARES                                                                       VALUE

Automobiles (8.3%)
--------------------------------------------------------------------------------------------
   184,452  Ford Motor Co. Ser. B, $2.063 dep. shs. cum. preferred (pfd.)     $    5,326,052
    71,620  General Motors Corp. Ser. B, $2.281 dep. shs. cum. pfd.                1,871,073
   114,178  General Motors Corp. Ser. G, $2.28 dep. shs. cum. pfd.                 3,182,712
                                                                              --------------
                                                                                  10,379,837

Banks (17.2%)
--------------------------------------------------------------------------------------------
    70,000  Bankers Trust New York Corp. Ser. Q, $1.395
            Adjustable Rate Preferred (ARP) [UPSIDE DOWN DELTA]                    1,732,500
    50,000  Chase Manhattan Corp. Ser. L, $5.082 cum. ARP                          4,925,000
    42,300  Chase Manhattan Corp. Ser. C, $2.71 cum. pfd.                          1,279,575
    19,000  Chase Manhattan Corp. Ser. B, $2.44 cum. pfd.                            520,125
    70,780  Chase Manhattan Corp. Ser. M, $2.10 cum. pfd.                          1,787,195
    10,000  Citicorp Ser. 8-B, $8.25 cum. pfd.                                       978,750
    13,000  Citicorp Ser. 3, $7.00 cum. ARP                                        1,306,500
    29,800  Citicorp Ser. 2, $6.00 cum. ARP                                        2,980,000
    13,000  Citicorp Ser. 19, $1.292 cum. ARP                                        321,750
   110,566  Fleet Financial Group, Inc. Ser. E, $2.338 dep. shs. cum. pfd.         3,095,848
    71,000  Fleet Financial Group, Inc. Ser. V, $1.813 dep. shs. cum. pfd.         1,908,125
    16,500  Wells Fargo & Co. Ser. B, $2.75 cum. pfd. ARP                            802,313
                                                                              --------------
                                                                                  21,637,681

Broadcasting (1.0%)
--------------------------------------------------------------------------------------------
    49,000  Newscorp Overseas Corp. Ser. A, $2.156 pfd.                            1,225,000

Chemicals (0.6%)
--------------------------------------------------------------------------------------------
     5,050  du Pont (E.I.) de Nemours & Co., Ltd. Ser. B, $4.50 cum. pfd.            421,675
     6,000  du Pont (E.I.) de Nemours & Co., Ltd. Ser. A, $3.50 cum. pfd.            384,000
                                                                              --------------
                                                                                     805,675

Combined Utilities (11.0%)
--------------------------------------------------------------------------------------------
    23,900  Baltimore Gas & Electric Co. Ser. 93, $7.125 cum. pfd.                 2,679,788
    40,000  Baltimore Gas & Electric Co. $6.99 cum. pfd.                           4,475,000
    10,000  Baltimore Gas & Electric Co. Ser. 93, $6.70 cum. pfd.                  1,091,250
   108,500  New York State Electric & Gas Corp. Ser. B,
     1.418    cum. ARP                                                             2,604,000
    65,000  Pacific Gas & Electric Co. Ser. U, $1.76 cum. pfd.                     1,787,500
     6,750  Public Service Electric & Gas Co. $6.92 cum. pfd.                        734,906
    14,000  San Diego Gas & Electric Co. $1.763 cum. pfd.                            383,250
                                                                              --------------
                                                                                  13,755,694

Computer Software (0.5%)
--------------------------------------------------------------------------------------------
    24,000  IBM Corp. Ser. A, $1.875 dep. shs. pfd.                                  651,000

Electric Utilities (28.2%)
--------------------------------------------------------------------------------------------
    88,100  Alabama Power Co. Ser. 93-A, $1.318 cum. ARP                           2,158,450
    20,000  Appalachian Power Co. $5.92 cum. pfd.                                  2,007,500
    50,000  Connecticut Light & Power Co. Sinking Fund Ser. 92,
              $3.615 cum. pfd.                                                     2,112,500
    40,000  Detroit Edison Co. $1.938 dep. shs. cum. pfd.                          1,005,000
    18,000  Duke Power Co. Ser. S, $7.85 cum. pfd.                                 2,034,000
    50,825  Duke Power Co. Ser. W, $7.00 cum. pfd.                                 5,622,516
     5,924  Entergy Arkansas, Inc. $8.52 cum. pfd.                                   601,286
     8,916  Entergy Gulf States, Inc. $7.56 cum. pfd.                                887,142
     9,000  Entergy Louisiana, Inc. $7.00 cum. pfd.                                  905,625
    20,000  Florida Power & Light Co. Ser. S, $6.98 cum. pfd.                      2,195,000
    50,000  Georgia Power Co. Ser. 93, $1.443 cum. ARP                             1,218,750
   100,000  Georgia Power Co. Ser. 93-2, $1.325 cum. ARP                           2,400,000
    50,000  Long Island Lighting Co. Sinking Fund Ser. NN,
              $1.95 cum. pfd.                                                      1,256,250
    20,000  Niagara Mohawk Power Corp. $2.375 cum. pfd.                              522,500
    15,200  Niagara Mohawk Power Corp. Ser. A, $1.625 cum. ARP                       349,600
    20,000  Northern Indiana Public Services Ser. A, $3.00 ARP                     1,032,500
     6,600  Northern States Power Co. Ser. A, $5.52 cum. ARP                         661,650
     5,000  Peco Energy $7.48 cum. pfd.                                              532,500
     9,360  Puget Sound Energy, Inc. Ser. III, $2.125 cum. pfd.                      248,040
    67,000  San Diego Gas & Electric Co. $1.70 cum. pfd.                           1,809,000
    10,000  Texas Utilities Electric Co. $6.375 cum. pfd.                          1,021,250
    75,580  Texas Utilities Electric Co. Ser. A, $1.875 dep. shs. cum. pfd.        2,002,870
    25,000  Texas Utilities Electric Co. Ser. B, $1.805 dep. shs. cum. pfd.          659,375
    20,000  Virginia Electric & Power Co. $6.98 cum. pfd.                          2,200,000
                                                                              --------------
                                                                                  35,443,304

Finance (9.9%)
--------------------------------------------------------------------------------------------
    40,000  Bear Stearns & Co. Ser. A, $2.75 cum. ARP                              1,860,000
     9,000  Bear Stearns & Co. Ser. B, $1.97 dep. shs. cum. pfd.                     227,250
    49,669  Berkley (W.R.) Corp. Ser. A, $1.844 dep. shs. cum. pfd.                1,266,560
    49,500  MBNA Corp. Ser. A, $1.875 cum. pfd.                                    1,305,563
    40,000  MBNA Corp. Ser. B, $1.573 ARP                                          1,040,000
   166,252  Merrill Lynch & Co., Inc. Ser. A, $2.25 dep. shs. cum. pfd.            5,112,249
    30,000  Morgan Stanley $3.875 dep. shs. cum. pfd.                              1,657,500
                                                                              --------------
                                                                                  12,469,122

Financial Services (1.7%)
--------------------------------------------------------------------------------------------
    38,350  Household International, Inc. Ser. 92-A, $2.063 dep. shs.
              cum. pfd.                                                            1,078,590
    20,000  J.P. Morgan & Co., Inc. Ser. H, $3.313 dep. shs. cum. pfd.             1,100,000
                                                                              --------------
                                                                                   2,178,590

Insurance (3.2%)
--------------------------------------------------------------------------------------------
    54,000  Travelers Group, Inc. $3.183 pfd.                                      2,781,000
    26,500  Travelers Group, Inc. Ser. M, $2.932 cum. pfd.                         1,295,188
                                                                              --------------
                                                                                   4,076,188

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------
     8,450  Aluminum Co. $3.75 cum. pfd.                                             571,431

Oil Services (7.1%)
--------------------------------------------------------------------------------------------
   111,000  LASMO PLC ADS Ser. A, $2.50 cum. pfd.
              (United Kingdom)                                                     2,969,250
   190,537  McDermott, Inc. Sinking Fund Ser. B, $2.60 cum. pfd.                   5,906,647
                                                                              --------------
                                                                                   8,875,897

Oil and Gas (4.6%)
--------------------------------------------------------------------------------------------
   105,000  El Paso Tennessee Pipeline Co. Ser. A, $4.125 cum. pfd.                5,788,125

Water Utilities (1.0%)
--------------------------------------------------------------------------------------------
    12,000  United Water Resources, Inc. Ser. B, $7.625 cum. pfd.                  1,248,000
                                                                              --------------

            Total Preferred Stocks (cost $114,074,841)                        $  119,105,544

CONVERTIBLE PREFERRED STOCKS (2.8%) * (cost $2,677,115)
NUMBER OF SHARES                                                                       VALUE
--------------------------------------------------------------------------------------------
   109,270 Lehman Brothers Holding, Inc. $1.955 cv. pfd.                      $    3,537,616

SHORT-TERM INVESTMENTS (3.6%) * (cost $4,531,818)
PRINCIPAL AMOUNT                                                                       VALUE
--------------------------------------------------------------------------------------------
$4,531,000  Interest in $575,000,000 joint repurchase agreement dated December 31, 1997 with Goldman Sachs due
              January 2, 1998 with respect to various U.S. Treasury
              obligations -- maturity value of $4,532,636 for an
              effective yield of 6.50%                                        $    4,531,818
--------------------------------------------------------------------------------------------
            Total Investments (cost $121,283,774) ***                         $  127,174,978
--------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $125,668,074.

*** The aggregate identified cost on a tax basis is $121,287,233 resulting in gross unrealized appreciation and depreciation of $7,058,871 and $1,171,126, respectively, or net unrealized appreciation of $5,887,745.

[UPSIDE DOWN DELTA] This entity provides subcustodian services to the fund.

    ADS after the name of a foreign holding American Depository Shares, representing ownership of foreign securities on deposit with a domestic custodian bank..

The accompanying notes are an integral part of these financial statements.




<CATPION>

Statement of assets and liabilities
December 31, 1997 (Unaudited)

Assets
-----------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $121,283,774) (Note 1)                                $127,174,978
-----------------------------------------------------------------------------------
Cash                                                                         10,024
-----------------------------------------------------------------------------------
Dividends and interest receivable                                           906,817
-----------------------------------------------------------------------------------
Total assets                                                            128,091,819

Liabilities
-----------------------------------------------------------------------------------
Distributions payable to shareholders                                       920,298
-----------------------------------------------------------------------------------
Payable for securities purchased                                          1,189,231
-----------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                237,557
-----------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                   19,222
-----------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                 9,568
-----------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                  3,487
-----------------------------------------------------------------------------------
Other accrued expenses                                                       44,382
-----------------------------------------------------------------------------------
Total liabilities                                                         2,423,745
-----------------------------------------------------------------------------------
Net assets                                                             $125,668,074

Represented by
-----------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares
authorized; 10,821,255 shares outstanding) (Notes 1 and 4)             $122,164,096
-----------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                  (223,794)
-----------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                    (2,163,432)
-----------------------------------------------------------------------------------
Net unrealized appreciation of investments                                5,891,204
-----------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                             $125,668,074

Computation of net asset value
-----------------------------------------------------------------------------------
Net asset value per share ($125,668,074 divided by 10,821,255 shares)        $11.61
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended December 31, 1997 (Unaudited)

Investment income:
-----------------------------------------------------------------------------------
Dividends (net of foreign tax of $19,256)                                $4,436,694
-----------------------------------------------------------------------------------
Interest                                                                     95,543
-----------------------------------------------------------------------------------
Total investment income                                                   4,532,237
-----------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                            498,145
-----------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                               78,433
-----------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                             6,201
-----------------------------------------------------------------------------------
Administrative services (Note 2)                                              5,136
-----------------------------------------------------------------------------------
Reports to shareholders                                                      11,451
-----------------------------------------------------------------------------------
Auditing                                                                     15,164
-----------------------------------------------------------------------------------
Legal                                                                         3,848
-----------------------------------------------------------------------------------
Postage                                                                      39,724
-----------------------------------------------------------------------------------
Exchange listing fees                                                        10,108
-----------------------------------------------------------------------------------
Other                                                                         3,544
-----------------------------------------------------------------------------------
Total expenses                                                              671,754
-----------------------------------------------------------------------------------
Expense reduction (Note 2)                                                  (18,963)
-----------------------------------------------------------------------------------
Net expenses                                                                652,791
-----------------------------------------------------------------------------------
Net investment income                                                     3,879,446
-----------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                          2,602,391
-----------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period              1,812,401
-----------------------------------------------------------------------------------
Net gain on investments                                                   4,414,792
-----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     $8,294,238
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                 Six months ended             Year ended
                                                                      December 31                June 30
                                                                             1997*                  1997
--------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                  $3,879,446            $11,368,174
--------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        2,602,391                614,252
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,812,401              6,446,464
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,294,238             18,428,890

Distributions to preferred shareholders:
--------------------------------------------------------------------------------------------------------
From net investment income                                               (336,157)            (2,295,402)
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$-- and $186,117, respectively)                                         7,958,081             16,133,488
--------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------------
From net investment income                                             (4,047,433)            (8,440,000)
--------------------------------------------------------------------------------------------------------
Decrease from capital shares transaction (Note 4)
Auction preferred shares                                              (60,000,000)                    --
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (56,089,352)             7,693,488

Net assets
--------------------------------------------------------------------------------------------------------
Beginning of period                                                   181,757,426            174,063,938
--------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $223,794 and $280,350, respectively)                       $125,668,074           $181,757,426
--------------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period               10,821,255             10,821,255
--------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at beginning of period                   600                    600
--------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at end of period                          --                    600
--------------------------------------------------------------------------------------------------------
*Unaudited





Financial highlights
(For a common share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                     December 31
operating performance         (Unaudited)                                      Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year
(common shares)                   $11.23           $10.54           $10.57           $10.84           $12.39           $11.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .35             1.05              .80              .78             1.13             1.35
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .41              .65              .03              .01            (1.13)             .97
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .76             1.70              .83              .79               --             2.32
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.01)            (.23)            (.07)            (.01)            (.16)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.37)            (.78)            (.72)            (.78)           (1.04)           (1.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --             (.06)              --               --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --             (.24)            (.38)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.38)           (1.01)            (.79)           (1.09)           (1.58)           (1.29)
------------------------------------------------------------------------------------------------------------------------------------
Auction preferred
share offering cost                   --               --             (.07)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Change in cumulative
undeclared dividends
on auction preferred shares           --               --               --              .03              .03             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                   $11.61           $11.23           $10.54           $10.57           $10.84           $12.39
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                  $10.313          $10.500           $8.875           $9.250           $9.750          $11.875
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)              1.80*           27.88             3.51             5.82            (6.78)            8.27
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(total fund) (in thousands)     $125,668         $181,757         $174,064         $114,357         $142,629         $208,076
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .55*            1.51             1.23             1.07             1.42             1.70
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.05*            7.57             6.88             7.39             8.06             9.65
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             12.23*           19.27            35.13            27.39            73.63           166.44
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0500           $.0500
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter,  includes amounts paid through expense offset arrangements.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
December 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends received deduction allowed to corporations under Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 1997, the fund had a capital loss carryover of approximately $4,762,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

        Loss Carryover         Expiration Date
     ------------------      ------------------
         $  230,000             June 30, 2003
          4,532,000             June 30, 2004

G) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended December 31, 1997, fund expenses were reduced by $18,963 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $590 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended December 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $15,844,646 and $61,963,779, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Auction preferred shares

On July 21, 1997, 600 preferred shares were redeemed by the fund at a redemption price of $60,000,000 plus $336,444 of cumulative and unpaid dividends. The shares were redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividend accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction preferred shares and the shares' rating agencies. Should these requirements not be met, or should these dividend accrued on the remarketed preferred not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At December 31, 1997, no such restrictions have been placed on the fund.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
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